[Commonwealth Capital Corp. Letterhead]

October 8, 2009

VIA EDGAR AND FEDERAL EXPRESS

Ms. Pamela A. Long
Assistant Director
United States Securities and Exchange Commission
Mail Stop 7010
Washington, D.C.  20549-7010

RE:  Commonwealth Income & Growth Fund VII, LP
         Form S-1/A filed on October 8, 2009
         File No. 333-156357

Dear Ms. Long:

Today we are filing Pre-Effective Amendment No. 5 to the Registration Statement on Form S-1 for the above Issuer.  Please find below our responses to the Staff’s comment letter dated October 1, 2009.  For the Staff’s convenience, the Staff’s comments are set forth in bold before each response.

Prospectus Cover Page

1.
We note your response to comment 1 in our letter dated September 2, 2009.  As revised, the second bullet continues to suggest that distributions in liquidation will yield returns on investment, rather than only returns of capital.  Please revise this bullet point to clarify that distributions in liquidation are no more certain to provide a return on investment than they are to provide a partial or complete return of original investment.  Alternatively, please remove the phrase “until the fund is liquidated.”  Please also revise your sales materials accordingly.

The second bullet on the cover pate has been revised to read in its entirety as follows:

“All or a substantial portion of cash distributions will be a return of capital. Distributions during both the operational phase and during liquidation will be, at least in part, a return of your original investment, and not a return on your investment.”

Our Industry and Our Company, page 22

2.
We note your response to comment 2 in our letter September 2, 2009.  Please remove the equipment and software industry growth data from your prospectus and sales materials as not representative of the industry in which you participate.

The industry growth table has been removed from the prospectus and from the items of sales material in which it appeared.  We have also revised the disclosure that preceded and followed the table in the prospectus to remove references to the table and references to the study on which the table was based.  In the sales material the table has been replaced with a photograph of representative equipment, similar to those that appear elsewhere in the sales material.

Table II – Prior Performance Tables

3.	We note your response to comment 4 in our letter dated September 2, 2009. Please update your prior performance tables as of the most recent practicable date.

The date of the Prior Performance Tables currently contained in the prospectus, June 30, 2009, is the most recent practicable date for the Issuer and its Sponsor.  The affiliated funds prepare financial statements only quarterly, and as of the date of this filing, the data for the quarter ended September 30, 2009 has not been reviewed or finalized.  Reviewed financial statements and underlying records, upon which the tables are based, are not expected to be complete until approximately the due date of the next Form 10-Q for the affiliated public programs, which is mid-November 2009.

We are delivering via overnight courier one clean and three marked courtesy copies of the revised prospectus to Mr. Hagen Ganem for the Staff’s review.  In addition, we are also submitting to Mr. Ganem copies of the Brochure and Slide Presentation that have been revised as discussed above.

Sincerely,
Commonwealth Capital Corp.

By:	/s/ Richard G. Devlin
Richard G. Devlin
Vice President and General Counsel

Encl.
cc:           Kimberly A. Springsteen-Abbott
Phillip Pillar, Esq.